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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): April 17, 2000
                                                         --------------

                       PHARMAKINETICS LABORATORIES, INC.
                       ---------------------------------
            (Exact Name of Registrant as Specified in its Charter)

   Maryland                       000-11580                    52-1067519
------------------------    ------------------------  --------------------------
(State of Incorporation)    (Commission File Number)  (I.R.S. Employer
                                                       Identification No.)

                         302 West Fayette Street
                         Baltimore, Maryland                     21201
               --------------------------------------------------------------
                   (Address of Principal Executive Offices)   (Zip Code)

       Registrant's Telephone Number, Including Area Code: 410 385-4500
                                                           ------------
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ITEM 5.  Other Events.

     PharmaKinetics Laboratories, Inc. (the "Registrant") has entered into a Settlement Agreement as of April 17, 2000 with Altana, Inc., as described in the press release filed herewith as Exhibit 99.1 The Registrant filed Articles Supplementary on April 18, 2000 with respect to the designation of a new class of preferred stock to be issued in connection with the settlement as described in the press release filed herewith.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements of Businesses Acquired.

         Not applicable.

     (b) Pro Forma Financial Information.

         Not applicable.

     (c) Exhibits.

         4.1 Articles Supplementary relating to Class B Convertible Preferred Stock of PharmaKinetics Laboratories, Inc.

         4.2   Form of Warrant

         4.3 Form of Stock Certificate for Class B Convertible Preferred Stock of PharmaKinetics Laboratories, Inc.

        99.1   Press Release dated April 21, 2000.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           PHARMAKINETICS LABORATORIES, INC.


Date:  April 21, 2000                      By:  /s/ James M. Wilkinson, II
                                                --------------------------
                                                James M. Wilkinson, II, Ph.D.,
                                                Chief Executive Officer and
                                                President


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